EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”), is made and entered into as of May 24, 2006, by and among Silverleaf Resorts, Inc., a Texas corporation (the “Company”), Robert E. Mead in his capacity as Trustee under the voting Trust Agreement dated as of November 1, 1999 (the “Selling Principal Officer”), the undersigned shareholders (together with the Selling Principal Officer, the “Selling Shareholders”) and the undersigned prospective investor (the “Investor”) who is purchasing shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”). For the purposes of this Agreement, the term “Sellers” shall mean the Selling Shareholders and the term “Share” or “Shares” shall mean the Common Stock to be sold to Investors in the Offering (as defined below).

ARTICLE I

PURCHASE AND SALE OF SHARES; CLOSING

1.1 Purchase and Sale of the Shares.

(a) Subject to the terms and conditions of this Agreement, the Investor and the Sellers agree that the Investor will purchase from the Sellers the number of Shares indicated on Schedule A hereto (the “Subscription Amount”) at a purchase price of $3.50 per Share (the “Share Price”) for an aggregate purchase price indicated on Schedule A hereto (the “Aggregate Purchase Price”). Each of the Sellers and the Company reserves the right in its sole discretion to accept or reject the Subscription (as defined below) in whole or in part or to allot to the Investor less than the Subscription Amount. The actual Subscription Amount, if any, accepted by the Sellers and the Company is referred to in this Agreement as the “Actual Subscription Amount.” Subject to the terms and conditions of this Agreement, the Sellers shall sell to the Investor the number of Shares equal to the Actual Subscription Amount.

(b) Within two (2) business days of the date of this Agreement, the Investor shall deliver the Aggregate Purchase Price by wire transfer to The Bank of New York, as escrow agent (the “Escrow Agent”), in accordance with the wire transfer instructions attached hereto as Exhibit A.

1.2 Aggregate Number of Shares Offered. The Sellers have entered and intend to enter into this same form of Securities Purchase Agreement, with identical terms and conditions (the “Other Agreements”) with certain other investors (the “Other Investors”) and desire to offer and sell (the “Offering”) up to 8,000,000 Shares (the “Offering Amount”). The Investor hereby acknowledges receipt of a copy of the Confidential Private Placement Memorandum of the Company dated May 3, 2006 (the “Memorandum”), relating to the Offering. The Investor is aware that the Sellers are not required to sell a minimum number of Shares in the Offering in order to enter into this Agreement.

1.3 Aggregate Purchase Price Escrow Account. All payments for Shares made by the Investor as contemplated by Section 1.1 above will be held by the Bank of New York, as escrow agent (the “Escrow Agent”), for the Investor’s benefit in an interest bearing escrow account. Such payment will be returned promptly, without interest or deduction, if the Investor’s Subscription is rejected or the Offering is terminated by the Sellers or the Company for any reason.

1.4 Binding Effect of this Agreement. Each of the Investor, the Company and the Sellers acknowledge and agree that this Agreement shall not become binding upon any of the Investors, the Company or the Sellers until each of the Investor, the Company and the Sellers shall deliver an executed counterpart of this Agreement (the “Subscription”) to each of the other parties hereto or to Oppenheimer & Co. Inc. as the Company’s placement agent (the “Placement Agent”), at which time this Agreement shall become binding upon and enforceable against the Investor, the Company and each of the Sellers; provided that, in the event the Closing Date (as defined below) shall not have occurred on or prior to June 15, 2006 (the “Termination Date”) this Agreement may be terminated by the Investor and shall in such case be of no force and effect. Until the Termination Date, the Investor is not entitled to cancel, terminate or revoke this Agreement or any of the agreements of the Investor hereunder. The Sellers or the Company may terminate the Offering at any time prior to the Closing Date. The execution of this Agreement by the Investor or solicitation of the investment contemplated hereby shall create no obligation on the part of the Sellers or the Placement Agent to accept any Subscription, in part or in full, or complete the Offering.

1.5 Delivery of Shares at Closing.

(a) The completion of the purchase and sale of the Shares (the “Closing”) shall occur, subject to the satisfaction or waiver of the conditions set forth in Sections 1.6 and 1.7 (other than those intended to be satisfied at the Closing), on a date to be mutually agreed upon by the Company and the Sellers within five (5) business days from the date of execution hereof at the offices of Meadows Owens Collier Reed Cousins & Blau LLP, 3700 Bank of America Plaza, 901 Main Street, Dallas, Texas 75202, or such other time, date or place as agreed upon by such parties. The date upon which the Closing actually occurs is herein referred to as the “Closing Date.” The date upon which this Agreement is executed by the Investor and accepted by the Sellers is herein referred to as the “Pricing Date.”

(b) At the Closing, (i) the Sellers shall authorize the Company’s transfer agent to transfer, and the transfer agent shall transfer to the Investor one or more stock certificates registered in the name of the Investor, or in such name of nominee(s) designated by the Investor in writing, representing the number of Shares equal to the Actual Subscription Amount against payment of the Actual Purchase Price as set forth in Section 1.1. The “Actual Purchase Price” shall mean an amount equal to the product of (A) the Actual Subscription Amount multiplied by (B) the Share Price.

1.6 Conditions to the Seller’s Obligation to Complete Purchase and Sale. Upon acceptance of the Subscription, the Sellers’ obligation to transfer and sell the Shares to the Investor at Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Sellers’ sole benefit and may be waived by the Sellers at any time, in their sole discretion, by providing the Investor with prior written notice thereof:

(a) Payment of Purchase Price. The Investor shall have delivered to the Escrow Agent the Actual Purchase Price; and

(b) Representations and Warranties; Covenants. The representations and warranties of the Investor set forth in Article IV hereof shall be true and correct as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and the Investor shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor on or prior to the Closing Date.

1.7 Conditions to the Investor’s Obligation to Complete Purchase and Sale. The obligation of the Investor hereunder to purchase the Shares from the Sellers at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Investor’s sole benefit and may be waived by the Investor at any time, in its sole discretion, by providing the Sellers with prior written notice thereof:

(a) Opinion of Counsel. Receipt by the Investor of an opinion letter, addressed to such Investor, of Meadows Owens Collier Reed Cousins & Blau LLP, counsel to the Company, dated as of the Closing Date, in substantially the form attached hereto as Exhibit B;

(b) Representations and Warranties; Covenants. The representations and warranties of the Company set forth in Article II hereof and of each Selling Shareholder set forth in Article III hereof shall be true and correct in all material respects as of the date hereof and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date), and the Sellers shall have performed, satisfied and complied with in all material respects the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Sellers on or prior to the Closing Date;

(c) Officer’s Certificate. The Company shall have delivered to the Investor a certificate, dated as of the Closing Date, duly executed on behalf of the Company by its President or Chief Financial Officer to the effect set forth in clause (b) above;

(d) Secretary’s Certificate. The Company shall have delivered to the Investor a certificate, dated as of the Closing Date, duly executed by its Secretary or Assistant Secretary,

certifying that the attached copies of the Company’s articles of incorporation, by-laws and the resolutions of the Board of Directors of the Company approving this Agreement and the transactions contemplated hereby, are all true, complete and correct and remain unamended and in full force and effect;

(e) Transfer Agent Instructions. The Company shall have issued and delivered or caused to be delivered, instructions executed by the Company and addressed to the Company’s transfer agent (the “Transfer Agent Instructions”) in the form of Exhibit C attached hereto, and the Company’s transfer agent shall not have objected in writing to such instructions or indicated in writing that it is unable as a matter of law or regulation to effect such instructions in accordance with the terms and conditions specified therein.

(f) No Litigation. On the Closing Date, no legal action, suit or proceeding shall be pending or overtly threatened against the Company or the Sellers which seeks to restrain or prohibit the transactions contemplated by this Agreement;

(g) No Suspension, Etc. Trading in the Common Stock shall not have been suspended by the American Stock Exchange (“AMEX”) or any other stock exchange or market on which the Common Stock is then listed or admitted for trading or quotation, as applicable, or the Securities and Exchange Commission (the “SEC”), except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets ("Bloomberg") shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by Bloomberg, or on AMEX or Nasdaq, nor shall a banking moratorium have been declared either by the United States or New York State authorities;

(h) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement; and

(i) Material Adverse Effect. No material adverse effect on the business, assets, financial condition, prospects or results of operations of the Company and its Subsidiaries (as defined below) taken as a whole and no event that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect shall have occurred at or before the Closing Date (any such effect or event being a “Material Adverse Effect”).

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth on the schedule of exceptions attached hereto as Schedule B (the “Schedule of Exceptions”), the Company hereby represents and warrants to the Investor, as of the date hereof and as of the Closing Date, as follows:

2.1 Subsidiaries; Organization. The Company has no subsidiaries as defined by Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”) except as set forth on the Schedule of Exceptions (the “Subsidiaries”). Each of the Company and the Subsidiaries is duly organized and validly existing and is in good standing under the laws of the jurisdiction of its incorporation or organization. Each of the Company and the Subsidiaries has full corporate power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so registered or qualified would have a material adverse effect upon the business, assets, financial condition, prospects or results of operations of the Company and its Subsidiaries taken as a whole, and to the Company’s knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or registration or qualification.

2.2 Due Authorization. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including good faith and fair dealing.

2.3 Non-Contravention. The execution and delivery of this Agreement, the sale of the Shares to be sold by the Sellers under this Agreement, the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not (A) conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or its properties are bound, (ii) the charter, bylaws or other organizational documents of the Company or any of its Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, any of its Subsidiaries or their respective properties, or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or any of its Subsidiaries or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the valid issuance and sale of the Shares to be sold pursuant to this Agreement, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

2.4 Reporting Status. Except as set forth on the Schedule of Exceptions, the Company has filed in a timely manner all documents that the Company was required to file under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), during the 12-month period preceding the date of this Agreement. As of the date hereof, the Company is not aware of any event occurring on or prior to the Closing Date (other than the transactions contemplated by this Agreement or any agreement relating hereto) that requires the filing of a Form 8-K after the Closing. The following documents complied as to form in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the date thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that information contained in any such document has been revised or superseded by a later filed SEC Document (as defined below):

(a) The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (the “Form 10-K”); and

(b) all other documents, including the exhibits thereto, filed by the Company with the SEC since March 17, 2006 pursuant to the reporting requirements of the Exchange Act (together with the Form 10-K, the “SEC Documents”).

2.5 Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 110,000,000 shares of capital stock, of which 100,000,000 shares are designated Common Stock and 10,000,000 shares are designated Preferred Stock. As of April 28, 2006, there were approximately 37,494,304 shares of Common Stock issued and outstanding, and no shares of Preferred Stock issued and outstanding. As of April 28, 2006, 3,142,216 shares of Common Stock were reserved for issuance upon exercise of outstanding stock options issued by the Company to certain former and current employees, consultants and directors of the Company. As of April 28, 2006, no shares of Common Stock were reserved for issuance upon exercise of warrants issued by the Company. All outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and were issued in compliance with federal and U.S. state securities laws. Other than as disclosed in the SEC Documents, and except as set forth above, there are no outstanding rights, options, warrants, preemptive rights, rights of first refusal, agreements, commitments or similar rights for the purchase or acquisition from the Company, the Sellers, or any of its Subsidiaries of any securities of the Company or any of its Subsidiaries. The Shares to be sold pursuant to this Agreement are and will be validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances. No preemptive right, co-sale right, right of first refusal or other similar right exists with respect to the Shares or the transfer and sale thereof. No further approval or authorization of any shareholder (other than the Selling Shareholders) or the Board of Directors of the Company is required for the sale of the Shares. Except as set forth in the SEC Documents, no holder of any of the securities of the Company has any rights (“demand,” “piggyback” or otherwise) to have such securities registered by reason of the intention to file, filing or effectiveness of a Registration Statement (as defined in Section 6.1 hereof).

2.6 Legal Proceedings. Except as disclosed in the SEC Documents, there is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company or any of its Subsidiaries, overtly threatened against the Company or its Subsidiaries wherein an unfavorable decision, ruling or finding would reasonably be expected to adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement.

2.7 No Violations. Neither the Company nor any of its Subsidiaries: (i) is in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, (ii) is in default (and there exists no condition which, with or without the passage of time or giving of notice or both, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect or would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

2.8 Governmental Permits, Etc. The Company and its Subsidiaries possess all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of their respective businesses as currently conducted, except where such failure to possess could not reasonably be expected to have a Material Adverse Effect or would not prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

2.9 Intellectual Property. The Company and its Subsidiaries, to the Company’s knowledge, own or possess sufficient rights to use all patents, patent rights, trademarks,

copyrights, licenses, inventions, trade secrets, trade names and know-how that are necessary for the conduct of their respective businesses as now conducted except where the failure to own or possess would not have a Material Adverse Effect (the “Company Intellectual Property”). Except as set forth in the SEC Documents, (i) neither the Company nor any of its Subsidiaries has received any written notice of, or has any knowledge of, any infringement by the Company of intellectual property rights of any third party that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of its Subsidiaries has received any written notice of any infringement by a third party of any Company Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect.

2.10 Financial Statements. The consolidated financial statements of the Company and its Subsidiaries and the related notes thereto included in the SEC Documents, as the same may be amended, present fairly, in all material respects, the financial position of the Company as of the dates indicated and the results of its operations and cash flows for the periods therein specified. Except as set forth in the SEC Documents, such financial statements (including the related notes) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods therein specified.

2.11 No Material Adverse Change. Except as publicly disclosed in the SEC Documents, press releases or in other “public disclosures” as such term is defined in Section 101(e) of Regulation FD of the Exchange Act, since December 31, 2005, there has not been (i) any material adverse change in the business, assets, financial condition, prospects or results of operations of the Company, (ii) any obligation, direct or contingent, that is material to the Company, incurred by the Company, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (iv) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained which has had a Material Adverse Effect.

2.12 Disclosure Controls and Procedures; Internal Controls. At all times since first required by all applicable Exchange Act rules, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Form 10-K is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by each Form 10-K for which such evaluation was required by applicable Exchange Act rules, as the case may be (each such date, the “Evaluation Date”). The Company presented in each such Form 10-K the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the most recent Evaluation Date, there have been no significant changes in the Company’s disclosure controls and procedures (as such terms are used in Item 307 of Regulation S-K under the Exchange Act) or, to the Company’s knowledge, in other factors that could significantly affect the Company’s internal controls over financial reporting (as such term is used in Item 308 of Regulation S-K under the Exchange Act).

2.13 Accountants. To the Company’s knowledge, BDO Seidman, LLP, who the Company expects will consent to the incorporation by reference of its report with respect to the consolidated financial statements of the Company to be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 into the Registration Statement (as defined below) and the prospectus which forms a part thereof, is an independent registered public accounting firm with respect to the Company within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

2.14 Listing. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on AMEX, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the de-listing of the Common Stock from AMEX, nor to the Company’s knowledge is AMEX currently contemplating terminating such listing. The Company has not received notice (written or oral) from AMEX to the effect that the Company is not in compliance with the listing or maintenance requirements of AMEX.

2.15 No Manipulation of Stock. Neither the Company nor, to the Company’s knowledge, any of its affiliates has taken or will take directly or indirectly, any action in violation of applicable law or any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

2.16 Insurance. The Company and each of its Subsidiaries maintain and will continue to maintain insurance against loss or damage by fire or other casualty and such other insurance, including, but not limited to, product liability insurance, in such amounts and covering such risks as is reasonably adequate consistent with industry practice for the conduct of their respective businesses and the value of their respective properties.

2.17 Tax Matters. The Company and each of its Subsidiaries have timely filed all material federal, state, local and foreign income and franchise and other tax returns required to be filed by any jurisdiction to which it is subject and has paid all taxes due in accordance therewith, and no tax deficiency has been determined adversely to the Company or any of its Subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its Subsidiaries, would reasonably be expected to have) a Material Adverse Effect and the Company has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for such claim. The Company has not waived or extended any statute of limitations at the request of any taxing authority. Except for a tax sharing agreement between the Company and its wholly owned non-consolidated subsidiary, Silverleaf Finance III, LLC, there are no outstanding tax sharing agreements or other such arrangements between the Company and any other corporation or entity, and the Company is not presently undergoing any audit by a taxing authority.

2.18 Environmental Matters. To the Company’s knowledge, the Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) does not own or operate any real property contaminated with any substance in violation of any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is not subject to any claim relating to any Environmental Laws; which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and there is no pending or, to the Company’s Knowledge, threatened investigation that might lead to such a claim.

2.19 Employment Matters. To the Company’s Knowledge, the Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. The Company is not a party to any collective bargaining agreement. The Company believes that its overall relations with its employees are satisfactory. No executive officer of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company.

2.20 Title to Assets. The Company has good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all liens, except that would not, individually or in the aggregate, have or result in a Material Adverse Effect. Any real property and facilities held under lease by the Company is held by it under valid, subsisting and enforceable leases of which the Company is in material compliance except as would not have a Material Adverse Effect.

2.21 Contracts. Neither the Company nor, to the Company's knowledge, any other party to any contract material to the Company is in breach of or default under any of such contracts which would have a Material Adverse Effect.

2.22 Investment Company. The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the SEC thereunder.

2.23 No Registration. Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Investors in Article IV hereof, no registration of the Shares under the Securities Act is required in connection with the offer and sale of the Shares by the Sellers to the Investors as contemplated by this Agreement.

2.24 No Integrated Offering; No General Solicitation. Neither the Company nor any of its affiliates, nor any person acting on its behalf or their behalf, directly or indirectly has (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act) which is or will be integrated with the sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Shares pursuant to this Agreement and the other Agreements; or (ii) offered, solicited offers to buy or sold the Shares by any form of general solicitation or general advertising (as those terms are used in Regulation D under the Securities Act) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act. The Company does not have any registration statement pending before the SEC or currently under the SEC’s review.

2.25 Compliance with Law. The business of the Company and the Subsidiaries has been and is presently being conducted in accordance with all applicable federal, state and local governmental laws, rules, regulations and ordinances, except as set forth in the SEC Documents or such that, individually or in the aggregate, the noncompliance therewith would not reasonably be expected to have a Material Adverse Effect or would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect. The Company and its Subsidiaries have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect or would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect.

2.26 Exchange Act and Sarbanes-Oxley Act. The Company is in compliance with the applicable provisions of the Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the rules and regulations promulgated thereunder, that are currently effective and intends to comply with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, immediately upon the effectiveness of such provisions.

2.27 Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.28 Transactions With Affiliates. Except as disclosed in the SEC Documents, none of the officers or directors of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer or director or, to the knowledge of the Company, any entity in which any officer or director has a substantial interest or is an officer, director, trustee or partner.

2.29 No Broker. The Company has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

2.30 Forward-Looking Statements. The information contained in the SEC Documents regarding the Company’s expectations, plans and intentions, and any other information that constitutes “forward-looking” information within the meaning of the Securities Act and the Exchange Act were made by the Company on a reasonable basis and reflected the Company’s good faith belief and/or estimate of the matters described therein, in each case as of the date of the SEC Document containing such information.

2.31 Non-Public Information. The Company confirms that neither it nor any person acting on its behalf has provided Investor with any information that the Company believes constitutes material non-public information, except with respect to the existence, terms and conditions of this offering or as otherwise is disclosed in the Current Report on Form 8-K to be filed by the Company, and the exhibits thereto, in conjunction with the press release referred to in Section 5.2 hereto.

2.32 Application of Takeover Protections. Except as described in the SEC Documents, there is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents or the laws of its state of incorporation that is or could reasonably be expected to become applicable to any of the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under this Agreement or any other agreement relating hereto, including without limitation the Selling Shareholders’ transfer of the Shares and the Investors’ ownership of the Shares.

2.33 Disclosure. None of the representations and warranties of the Company appearing in this Agreement or information provided in the Memorandum and any supplement thereto and neither this Agreement or the Schedule of Exceptions hereto nor any other documents, certificates or instruments furnished to the Investor by or on behalf of the Company in connection with the transactions contemplated by this Agreement, when considered together as a whole, contains, or on the Closing Date will contain, any untrue statement of a material fact or omits, or on the Closing Date will omit, to state any material fact required to be stated herein in order for the statements herein, in light of the circumstances under which they were made, not to be misleading.

2.34 Lock-Up Agreements. All executive officers and directors of the Company listed in the Schedule of Exceptions have executed lock-up agreements and delivered them to the Placement Agent in which, without prior approval of the Placement Agent, they have agreed to not sell shares of Common Stock held by them (including shares which may be issued to them pursuant to the exercise of outstanding options or warrants) beginning on the date hereof and ending upon the later of 90 days after the effective date of the Registration Statement and 120 days after the Closing Date.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING SHAREHOLDERS

Each Selling Shareholder severally and not jointly represents and warrants to the Investor, as of the date hereof and as of the Closing Date, as follows:

3.1 Due Authorization. This Agreement has been validly executed and delivered by the Selling Shareholder and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and legally binding obligation of the Selling Shareholder enforceable against the Selling Shareholder in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including principles of good faith and fair dealing.

3.2 Non-Contravention. The execution and delivery of this Agreement, the transfer and sale of the Shares to be sold by the Selling Shareholder under this Agreement, the performance by the Selling Shareholder of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not conflict with or constitute a violation of, or default (with or without the giving of notice or the passage of time or both) under, (i) any material bond, debenture, note or other evidence of indebtedness, or under any material lease, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Selling Shareholder is a party or by which it or its properties are bound, (ii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Selling Shareholder or Selling Shareholder’s properties. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, self-regulatory organization, stock exchange or market, or other governmental body in the United States is required for the execution and delivery of this Agreement and the valid sale of the Shares to be sold pursuant to this Agreement by the Selling Shareholder, other than such as have been made or obtained, and except for any securities filings required to be made under federal or state securities laws.

3.3 Title. The Selling Shareholder holds good and marketable title to all of the Shares to be sold by the Selling Shareholder under this Agreement, free and clear of any liens, encumbrances, claims, security interests or other restrictions. The Selling Shareholder possesses full authority and legal right to sell, transfer and assign to the Investor the Shares sold by the Selling Shareholder under this Agreement. At the time of transfer to Investor by the Selling Shareholder of such Shares, the Investor will own such shares of Common Stock free and clear of any liens, encumbrances, claims, security interests or other restrictions. There are no claims pending or, to the Selling Shareholder’s knowledge, threatened against the Company or the Selling Shareholder that concern or affect title to any of the shares of Common Stock to be sold by the Selling Shareholder under this Agreement, or that seek to compel the transfer or issuance of such Shares.

3.4 Legal Proceedings. There is no action, suit or proceeding before any court, governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Selling Shareholder, overtly threatened against the Selling Shareholder wherein an unfavorable decision, ruling or finding would reasonably be expected to adversely affect the validity or enforceability of, or the authority or ability of the Selling Shareholder to perform its obligations under this Agreement

3.5 No Broker. Other than the fee to be paid by the Selling Shareholders to the Placement Agent, the Selling Shareholder has not incurred any liability for any finder's or broker's fee, or agent's commission in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

3.6 Negative Assurance. Although each Selling Shareholder (other than the Selling Principal Officer) has not independently verified the accuracy, completeness or fairness of the statements contained in or incorporated by reference in, the Memorandum or Article II of this Agreement and has not participated in conferences and telephone conversations with representatives of the Company in which the foregoing document and related matters were discussed, no facts have come to the attention of such Selling Shareholder (other than the Selling Principal Officer) which leads it to believe that the foregoing documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No facts have come to the attention of the Selling Principal Officer (including in his capacity as Chief Executive Officer of the Company) which lead him to believe that either the Memorandum, the SEC Documents, or the representations in Article II of this Agreement contain an untrue statement of material fact or omitted to state a material fact.

3.7 Placement Agent. Each Selling Shareholder shall be responsible for the payment of the Placement Agent’s fees, in proportion to the Common Stock such Selling Shareholder proposes to sell under this Agreement, relating to or arising out of the transactions contemplated by the Agreements.

3.8 Lock-Up Agreement. The Selling Shareholder has executed a lock-up agreement and delivered it to the Placement Agent in which, without prior approval of the Placement Agent, it has agreed to not sell shares of Common Stock held by it (including shares which may be issued to it pursuant to the exercise of outstanding options or warrants) (the “Lock-Up Agreement”) beginning on the date hereof and ending upon the later of 90 days after the effective date of the Registration Statement and 120 days after the Closing Date of the Offering (the “Lock-Up Period”), (provided, however, that if such Selling Shareholder or affiliate thereof is not an officer or director of the Company, the Lock-Up Period will in no event exceed 120 days after the Closing Date of the Offering). During the Lock-Up Period, the Selling Shareholder shall cause each of its permitted transferees, if any, to execute a lock-up agreement, substantially in the same form and containing the same terms as in the Lock-Up Agreement, and deliver it to the Placement Agent.

3.9 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares will be, or will have been, fully paid or provided for by each Selling Shareholder, in proportion to the Common Stock such Selling Shareholder proposes to sell under this Agreement, and all laws imposing such taxes will be or will have been fully complied with.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INVESTOR

The Investor represents, warrants and covenants to the Sellers and the Company, as of the date hereof and as of the Closing Date, as follows:

4.1 Securities Law Representations and Warranties.

(a) The Investor is an “accredited investor” as defined in Regulation D under the Securities Act and the Investor has the knowledge, sophistication and experience necessary to make, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, can bear the economic risk of a total loss of its investment in the Shares and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares. Such Investor is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Investor is not a broker-dealer;

(b) The Investor is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of the Securities Act;

(c) The Investor was not organized for the specific purpose of acquiring the Securities;

(d) The Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder;

(e) The Investor understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Sellers are relying upon the truth and accuracy of, and the Investor’s compliance with, representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Shares;

(f) The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of an investment in the Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares; and

(g) The Investor acknowledges that the Sellers have represented that no action has been or will be taken in any jurisdiction outside the United States by the Sellers that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States where action for that purpose is required. If the Investor is located or domiciled outside the United States it agrees to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

4.2 Legends.

(a) It is understood that certificates evidencing the Securities shall bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.”

(b) If required by the authorities of any state in connection with the issuance or sale of the Securities, the legend required by such state authority.

4.3 Restricted Securities. The Investor understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from an affiliate of the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may not be resold unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available therefrom. In connection with any transfer of the Securities, other than pursuant to an effective registration statement or pursuant to Rule 144(k), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Shares under the Securities Act.

4.4 Authorization; Enforcement; Validity. The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement.  This Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except (i) to the extent rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, (ii) enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and (iii) enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.5 Certain Trading Limitations. The Investor (i) represents that on and from the date the Investor first became aware of the Offering until the date hereof he, she or it has not and (ii) covenants that for the period commencing on the date hereof and ending on the earlier of (x) the day the Company publicly announces the Offering or (y) the Termination Date, he, she or it will not, engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in, or be characterized as, a sale, an offer to sell, a solicitation of offers to buy, disposition of, loan, pledge or grant of any right with respect to (collectively, a “Disposition”) Common Stock of the Company by the Investor or any other person or entity in violation of the Securities Act. Such prohibited hedging or other transactions would include without limitation effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

4.6 No Sale of Shares. The Investor hereby covenants with the Sellers and the Company not to make any sale of the Shares without (i) complying with the provisions of this Agreement,

including Section 6.3 hereof or (ii) without satisfying the requirements of the Securities Act and the rules and regulations promulgated thereunder, including, without limitation, causing the prospectus delivery requirement under the Securities Act to be satisfied, if applicable. The Investor acknowledges that there may occasionally be times when the Company, based on the advice of its counsel, determines that, subject to the limitations of Section 6.3, it must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such prospectus.

4.7 Registration Statement Questionnaire. The Investor has completed or caused to be completed the Registration Statement Questionnaire attached hereto as Exhibit D and on the signature page for use in preparation of the Registration Statement and the answers to such Questionnaire and on such signature page are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the effective date of the Registration Statement; provided that the Investor shall be entitled to update such information by providing written notice thereof to the Company prior to the effective date of the Registration Statement.

4.8 Investor Suitability Questionnaire. The information contained in the Investor Suitability Questionnaire in the form attached as Exhibit E delivered by the Investor in connection with this Agreement is complete and accurate in all respects.

4.9 No Advice. The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4.10 Independent Investment. Except for Pequot Scout Fund, L.P. (Paul Farrell), Pequot Mariner Master Fund, L.P., Pequot Navigator Offshore Fund, Inc., Pequot Diversified Master Fund, Ltd and Premium Series PCC Limited - Cell 33, no Investor has agreed to act with any other Investor for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Investor is acting independently with respect to its investment in the Securities.

4.11 Disclosure of Information. The Investor’s decision to tender this offer and purchase the Shares has not been made as a result of any verbal or written representation as to factual or other matters made by or on behalf of the Company or any other Person (except for the representations and warranties set forth in Articles II and III hereof) and is based entirely upon this Agreement, the representations, warranties, covenants and agreements contained herein and currently available public information concerning the Company. The Investor has had a opportunity to receive and review all additional information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company and its business, to the extent such information is not material nonpublic information, and the terms and conditions of the offering of the Shares. The Investor acknowledges that it has been provided with copies of and has had a meaningful opportunity to review the SEC Filings. The Investor acknowledges that it has been afforded the opportunity to obtain such additional information, other than material nonpublic information, that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

4.12 No General Solicitation. In connection with the Offering, the Investor did not learn of the investment in the Securities through, and is not aware of any “general advertising” or “general solicitation” as those terms are contemplated in Regulation D, as amended, under the Securities Act.

4.13 Brokers and Finders. Other than the fee to be paid by the Selling Shareholders to the Placement Agent, no person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company, the Sellers or any Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Investor.

4.14 Limited Ownership. The Investor does not presently intend to, alone or together with others, make a public filing with the SEC to disclose that it has (or that it together with such other Person(s) have) acquired, or obtained the right to acquire, as a result of the Closing (when added to any other securities of the Company that it or they then own or have the right to acquire), in excess of 19.999% of the outstanding Common Stock or the voting power of the Company on a post transaction basis that assumes that the Closing at issue shall have occurred.

ARTICLE V

COVENANTS OF THE COMPANY

5.1  Reserved.

5.2 Form 8-K; Press Release. The Company agrees, as soon as practicable after the Pricing Date, but in no event later than one business day after the Closing Date, to issue a press release and to file with the SEC a Current Report on Form 8-K disclosing the sale of the Shares to Investors under this Agreement and the Other Agreements, which press release and Current Report shall be subject to prior review and comment by the Placement Agent. Upon the issuance of such press release and filing of such Current Report, to the knowledge of the Company, the Investor will not be in possession of any material, nonpublic information regarding the Company or its Common Stock. The Company agrees that, after the issuance of such press release and filing of such Current Report, none of the Company's communications to the Investor will include material, nonpublic information, unless otherwise agreed by the Company and the Investor in accordance with law. Notwithstanding anything set forth herein to the contrary, except as otherwise required by law and in connection with the filing of the Registration Statement, the Company will not identify the Investor by name in any press release, any filing with the SEC or in any other public disclosure without the prior written consent of the Investor.

5.3 Certain Future Financings and Related Actions. Commencing on the Closing Date and for a period of ninety (90) days following the effective date of the Registration Statement (as defined in Section 6.1(a) hereof), the Company shall not, without the prior consent of the Placement Agent, offer, sell, contract to sell or issue (or engage any person to assist the Company in taking any such action) any equity securities or securities convertible into, exchangeable for or otherwise entitling the holder to acquire, any Common Stock; provided, however, that nothing in this Section 5.3 shall prohibit the Company from issuing securities (1) to employees, directors, officers, advisors or consultants of the Company or any of its Subsidiaries; or (2) upon exercise of conversion, exchange, purchase or similar rights issued, granted or given by the Company and outstanding as of the date of this Agreement.

5.4  Removal of Legends. Upon the earlier of (i) registration for resale pursuant to Article VI and receipt by the Company of the Investor’s written confirmation that the Securities will not be disposed of except in compliance with the prospectus delivery requirements of the Securities Act, (ii) delivery to the Company of a representation letter in customary form that Rule 144(k) has become available or (iii) delivery to the Company of a representation letter in customary form, to the effect that one year has elapsed since the Closing Date and the Investor proposes to effect sales in compliance with the volume, manner of sale and notice of proposed sale requirements of Rule 144, accompanied by a legal opinion, in form and substance reasonably satisfactory to the Company, the Company shall, upon an Investor’s written request, promptly cause certificates evidencing the Investor’s Securities (but not in excess of the amounts which may be sold in any 3-month period under Rule 144 in the case of a representation letter and legal opinion delivered in accordance with clause (iii) above) to be replaced with certificates which do not bear such restrictive legends. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) to the Company’s transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for liquidated damages in an amount equal to 1.0% of the Aggregate Purchase Price of the Securities evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such three (3) Business Days that the unlegended certificates have not been so delivered, which amount shall be payable in cash, monthly on the last day of the month. Not withstanding the availability of the liquidated damages set forth above, the Investor shall be entitled to (a) specific performance in connection with the removal of legends and the issuance of unlegended certificates so long as the requirements of (i) and (ii) above are met and (b) exercise any as against the Company’s transfer agent as a third party beneficiary to the Transfer Agent Instructions letter, a form of which is attached hereto as Exhibit C.

5.5  Equal Treatment of Investors. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the parties to this Agreement.

ARTICLE VI

REGISTRATION OF SHARES; COMPLIANCE WITH THE SECURITIES ACT; INDEMNIFICATION

6.1 Registration Procedures and Expenses. The Company shall:

(a) Subject to receipt of the Registration Statement Questionnaire from the Investors, use best efforts to prepare and file with the SEC, within 30 days after the Pricing Date, a shelf registration statement pursuant to Rule 415 of the Securities Act (the “Registration Statement”) to enable the resale of the Registrable Shares by the Investors. “Registrable Shares” means shares of Common Stock purchased by Investors in the Offering until the earliest of: (1) the date on which such Common Stock has been resold or otherwise transferred pursuant to the Registration Statement; (2) the date on which such Common Stock is transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred by a person who is not an affiliate of the Company pursuant to Rule 144 under the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder; or (3) the date on which such Common Stock ceases to be outstanding (whether as a result of redemption, repurchase and cancellation or otherwise).

(b) use commercially reasonable best efforts, subject to receipt of necessary information from the Investors, including the Registration Statement Questionnaire, to cause the Registration Statement to become effective within 90 days of the Pricing Date, or if reviewed by the SEC, then not later than 120 days after the Pricing Date;

(c) use commercially reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus (as defined in Section 6.4 below) used in connection therewith and take all such other actions as may be necessary to keep the Registration Statement current and effective for a period (the “Registration Period”) not exceeding, with respect to the Investor’s Registrable Shares, the earliest of (i) the second anniversary of the Closing Date and (ii) the date on which all Registrable Shares then held by the Investor may be sold or transferred in compliance with Rule 144 under the Securities Act or may be sold or transferred in any three-month period by a person who is not an affiliate of the Company pursuant to Rule 144(k) of the Securities Act (or any other similar provisions then in force) without any volume or manner of sale restrictions thereunder, and (iii) such time as all Registrable Shares held by the Investor have been sold (A) pursuant to a registration statement, (B) to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale;

(d) promptly furnish to the Investor with respect to the Registrable Shares registered under the Registration Statement such reasonable number of copies of the Registration Statement and Prospectus, including any supplements to or amendments of the Prospectus or Registration Statement, in order to facilitate the public sale or other disposition of all or any of the Registrable Shares by the Investor;

(e) promptly take such action as may be necessary to qualify, or obtain, an exemption for the Registrable Shares under such of the state securities laws of United States jurisdictions as shall be necessary to qualify, or obtain an exemption for, the sale of the Registrable Shares in states specified in writing by the Investor; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all expenses in connection with the procedures described in Sections 6.1 and 6.3 and the registration of the Registrable Shares pursuant to the Registration Statement, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made with AMEX or any other applicable stock exchange); (ii) fees and expenses of compliance with federal securities and state “blue sky” or securities laws; (iii) expenses of printing (including printing certificates for the Registrable Shares and Prospectuses); (iv) all application and filing fees in connection with listing the Registrable Shares on AMEX; and (v) all fees and disbursements of counsel of the Company and independent certified public accountants of the Company; provided, however, that the Investor shall be responsible for paying the underwriters’ commissions or brokerage fees, and taxes of any kind (including, without limitation, transfer taxes) applicable to any disposition, sale or transfer of the Investor’s Registrable Shares. The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); and

(g) advise the Investors, within two business days by e-mail, fax or other type of communication, and, if requested by such person, confirm such advice in writing: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose, or any other order issued by any state securities commission or other regulatory authority suspending the qualification or exemption from qualification of such Registrable Shares under state securities or “blue sky” laws; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal at the earliest possible moment if such stop order or other order should be issued; and (ii) when the Prospectus or any supplements to or amendments of the Prospectus have been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective.

6.2 Delay in Effectiveness of Registration Statement. The Company further agrees that: (i) in the event the Registration Statement has not been filed with the SEC within 30 days after the Pricing Date, (ii) unless the failure to become effective is due to the fault of the Investor or one or more of the Other Investors, in the event the Registration Statement has not been declared effective by the SEC within 90 days after the Pricing Date (120 days after the Pricing Date if reviewed by the SEC) or (iii) if during the 365 day period after the effective date of the Registration Statement, the Registration Statement ceases to remain continuously effective as to the Registrable Shares and such Suspension (as hereinafter defined) exceeds 30 consecutive days or a total of 60 days in such 365 day period, the Company shall pay to the Investor liquidated damages in the amount of 1.0% of the Actual Purchase Price and an additional liquidated damages payment of 1.0% of the Actual Purchase Price for each 30-day period thereafter until the Registration Statement has been filed, declared effective or cured, as applicable; provided, that, in no event shall the aggregate penalty under this Section 6.2 in any 30-day period exceed 1.0% of the Actual Purchase Price; and, provided further, that in no event shall the Company be obligated to pay liquidated damages (a) to more than one purchaser in respect of the same Shares for the same period of time, or (b) in an aggregate amount that exceeds 12% of the Aggregate Purchase Price paid for the Shares. The Company shall deliver the cash payments described in clauses (i), (ii) and (iii) to the Investor by the fifth business day after the occurrence of the event described in (i), (ii) or (iii), as applicable, and any 30-day anniversary thereof, as applicable. Notwithstanding anything to the contrary in Section 6.2 or any other provision of this Agreement, payment of cash as provided in this Section 6.2 shall be the Investor’s sole and exclusive damage remedy (but shall not limit the Investor’s right to seek specific performance under this Agreement) in the event of the occurrence of an event described in (i), (ii) or (iii).

6.3 Transfer of Shares; Suspension.

(a) The Investor agrees that it will not effect any Disposition of the Shares that would constitute a sale within the meaning of the Securities Act, except as contemplated in the Registration Statement referred to in Section 6.1 or in accordance with the Securities Act, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b) Except in the event that paragraph (c) below applies, the Company shall, at all times during the Registration Period, promptly (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.3(b)(i); and (iii) inform the Investor that the Company has complied with its obligations in Section 6.3(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor when the amendment has become effective).

(c) Subject to paragraph (d) below, in the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the good faith determination by the Board of Directors of the Company that the delay of disclosure of material, non-public information concerning a material corporate event is in the best interests of the Company, so long as the Company has implemented prohibitions on securities transactions by its officers and directors during the resulting Suspension period; or (v) any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company shall deliver a notice in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Registrable Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used. In the event of any Suspension, the Company will use its commercially reasonable best efforts, to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after the delivery of a Suspension Notice to the Investor.

(d) Notwithstanding the foregoing paragraphs of this Section 6.3, the Investor shall not be prohibited from selling Registrable Shares under the Registration Statement as a result of Suspensions for more than 30 consecutive days or for a total of 60 days in any twelve-month period.

(e) In the event of a sale of Registrable Shares by the Investor under the Registration Statement, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit F, so that the Registrable Shares may be properly transferred.

6.4 Indemnification. For the purpose of this Section 6.4, the term “Registration Statement” shall include any preliminary or final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1 and the term “Rules and Regulations” means the rules and regulations promulgated under the Securities Act.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Investor, each of its directors, officers, agents and employees and each person, if any, who controls the Investor within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Investor, such director, officer, agent or employee or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any inaccuracy in the representations and warranties of the Company contained in this Agreement, or any failure of the Company to perform its obligations under this Agreement or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, in the form first filed with the SEC pursuant to Rule 424(b) of the Regulations, or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required (the “Prospectus”), or any amendment or supplement thereto or the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, and will reimburse the Investor and each such controlling person for any legal and other expenses as such expenses are reasonably incurred by the Investor or such controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (A) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Prospectus or any amendment or supplement of the Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use in the Registration Statement or the Prospectus, or (B) the failure of the Investor to comply with the covenants and agreements contained in this Agreement respecting resale of the Shares, or (C) the inaccuracy of any representations made by the Investor in this Agreement or (D) with respect to clause (ii) above only, any untrue statement or omission of a material fact in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor before the pertinent sale or sales by the Investor.

(b) Indemnification by the Selling Shareholders. Each Selling Shareholder agrees to indemnify and hold harmless the Investor, each of its directors, officers, agents and employees and each person, if any, who controls the Investor within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Investor, such director, officers, agent or employee or such controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any inaccuracy in the representations and warranties of the Selling Shareholder contained in this Agreement, or any failure of the Selling Shareholder to perform its obligations under this Agreement or (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, including the Prospectus, financial statements and schedules, and all other documents filed as a part thereof, as amended at the time of effectiveness of the Registration Statement, including any information deemed to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A, or pursuant to Rule 434 of the Rules and Regulations, or the Prospectus, or any amendment or supplement thereto or the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in any of them, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Selling Shareholder expressly for use therein; provided, however, that the Selling Shareholder shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Selling Shareholder has delivered to the Company in writing a correction at least five business days before the occurrence of the transaction from which such loss was incurred. The Selling Shareholder will reimburse the Company, each of their respective directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Agreement. Notwithstanding anything to the contrary contained herein, the Selling Shareholder shall be liable under this Section for only that amount as does not exceed the net proceeds to the Selling Shareholder as a result of the sale of Shares pursuant to this Agreement.

(c) Indemnification by the Investor. The Investor will, severally and not jointly with any other Investor, indemnify and hold harmless the Company, each of its directors, each of its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who sign the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure on the part of the Investor to comply with the covenants and agreements contained in this Agreement respecting the sale of the Registrable

Shares or (ii) the inaccuracy of any representation or warranty made by the Investor in this Agreement or (iii) any untrue or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor expressly for use therein; provided, however, that the Investor shall not be liable for any such untrue or alleged untrue statement or omission or alleged omission of which the Investor has delivered to the Company in writing a correction at least five business days before the occurrence of the transaction from which such loss was incurred. The Investor will reimburse the Selling Shareholders and the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for any legal and other expense reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action for which such person is entitled to be indemnified in accordance with this Section 6.4(c). Notwithstanding anything to the contrary contained herein, the Investor shall be liable under this Section 6.4(c) for only that amount as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Shares pursuant to the Registration Statement.

(d) Indemnification Procedure.

(i) Promptly after receipt by an indemnified party under this Section 6.4 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6.4, promptly notify the indemnifying party in writing of the claim; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 6.4 or to the extent it is not prejudiced as a result of such failure.

(ii) In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action, the indemnifying party will not be liable to such indemnified party under this Section 6.4 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless:

(1) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by such indemnifying party representing all of the indemnified parties who are parties to such action), or

(2) the indemnifying party shall not have counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. Notwithstanding the provisions of this Section 6.4, the Investor shall not be liable for any indemnification obligation under this Agreement in excess of the amount of net proceeds received by the Investor from the sale of the Registrable Shares, unless such obligation has resulted from the gross negligence or willful misconduct of the Investor.

(e) Contribution. If a claim for indemnification under this Section 6.4 is unavailable to an indemnified party (by reason of public policy or otherwise), then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to in this Agreement, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party in connection with the actions, statements or omissions that resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses, claims, damages, liabilities or expenses shall be deemed to include, subject to the limitations set forth in this Section 6.4, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4, no Investor shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds from the sale of Registrable Shares by the Investor exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No party to this Agreement guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any other party to this Agreement who was not guilty of such fraudulent misrepresentation.

6.5 Termination of Conditions and Obligations. The restrictions imposed by Article 4 or Article 6 upon the transferability of the Registrable Shares shall cease and terminate as to any particular number of the Registrable Shares upon the passage of two years from the Closing Date or at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

6.6 Rule 144. For a period of two years following the date hereof, the Company agrees with each holder of Registrable Shares to:

(a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; and

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

ARTICLE VII

7.1 Notices. Except as specifically permitted by Section 6.1(g), all notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile, upon electric confirmation of receipt, and shall be delivered as addressed as follows:

if to the Company, to:

Silverleaf Resorts, Inc.
1221 River Bend Drive, Suite 120
Dallas, Texas 75247
Facsimile: 214-631-4981
Attn: Harry J. White, Jr.

with a copy to:

Meadows, Owens, Collier, Reed, Cousins & Blau LLP
3700 Bank of America Plaza
901 Main Street
Dallas, Texas 75202
Facsimile: 214-747-3732
Attn: David N. Reed, Esq.

if to Robert E. Mead, to:

Robert E. Mead
1221 River Bend Drive, Suite 120
Dallas, Texas 75247
Facsimile: 214-905-0514

with a copy to:

Andrews Kurth, LLP
1717 Main Street, Suite 3700
Dallas, Texas 75201
Facsimile: 214-659-4891
Attn: David Washburn, Esq.

if to Grace Brothers, Ltd.:

Bradford T. Whitmore
1560 Sherman Avenue, Suite 900
Evanston, Illinois 60201

with a copy to:

Sachnoff & Weaver, Ltd.
10 S. Wacker Drive
Chicago, Illinois 60606-7507
Facsimile: 312-207-6400
Attn: Evelyn C. Arkebauer

7.2 Changes. No provision of this Agreement may be modified, supplemented or amended except pursuant to an instrument in writing signed by the Company, the Sellers and the Investor; provided, however that the Company and the Investors may modify, supplement or amend this Agreement in writing so long as such modification, supplement or amendment does not adversely effect any Seller. Any waiver with respect to this Agreement shall be in writing and executed by the parties thereto.

7.3 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

7.4 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

7.5 Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company, each of the Selling Shareholders and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor.

7.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.

7.7 Entire Agreement. This Agreement and the documents referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings.

7.8 Finders Fees. Neither the Sellers nor the Investor nor any affiliate thereof has incurred any obligation which will result in the obligation of the other party to pay any finder’s fee or commission in connection with this transaction, except for fees payable by the Sellers to the Placement Agent.

7.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party.

7.10 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, heirs, executors and administrators and permitted assigns of the parties hereto. With respect to transfers that are not made pursuant to the Registration Statement, but are otherwise made in accordance with all applicable laws and the terms of this Agreement, the rights and obligations of the Investor under this Agreement shall be automatically assigned by the Investor to any transferee of all or any portion of the Investor’s Securities who is a Permitted Transferee (as defined below); provided, however, that within two business days prior to the transfer, (i) the Company is provided written notice of the transfer including the name and address of the transferee and the number of Securities transferred; and (ii) that such transferee agrees in writing to be bound by the terms of this Agreement as if such transferee was the Investor. For purposes of this Agreement, a “Permitted Transferee” shall mean any Person who (a) is an “accredited investor,” as that term is defined in Rule 501(a) of Regulation D under the Securities Act and (b) is a transferee of at least 100,000 shares of Common Stock. Upon any transfer permitted by this Section 7.10, the Company shall be obligated to such transferee to perform all of its covenants under this Agreement as if such transferee was the Investor.

7.11 Expenses. Each party hereto shall bear its own expenses in connection with the preparation and negotiation of the Agreement.

7.12 Exculpation. Each party to this Agreement acknowledges that Brown Raysman Millstein Felder & Steiner LLP represented only Oppenheimer & Co. Inc. in the Offering contemplated by this Agreement and has not represented either the Sellers or the Investor or any other investor who purchases Shares in the Offering pursuant to a Securities Purchase Agreement in substantially the form hereof.

7.13 Obligations Several. The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor and no provision of this Agreement is intended to confer any obligation on any Investor in relation to any other Investor. Nothing contained herein, and no action taken by any Investor hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity or group, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein. The Investors shall be entitled to independently protect and enforce their rights, including without limitation, the rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

SILVERLEAF RESORTS, INC.

By: ______________________________
Name: Harry J. White, Jr.
Title: Chief Financial Officer

______________________________
Robert E. Mead, as Trustee under the
Voting Trust Agreement dated
November 1, 1999

GRACE BROTHERS, LTD.

By: ______________________________
Name: Bradford T. Whitmore
Title: General Partner

[Signatures of Investors on Following Page]

“INVESTOR”

________________________________________
(print full legal name of Investor)

By:______________________________________
(signature of authorized representative)

Name:____________________________________

Its:______________________________________

Address:__________________________________

Telephone:_________________________________

Fax:______________________________________

Email:_____________________________________

Tax I.D. or SSN:______________________________

Address where Shares should be sent (if different from above)

__________________________________________
__________________________________________
__________________________________________

[signature page to Securities Purchase Agreement]

Schedule A

Shares Purchased

TOTAL NUMBER OF SHARES: ____________

Purchaser	Shares of Common Stock	Aggregate Purchase Price

TOTAL : $___________

Schedule B

Schedule of Exceptions

Section 2.1 Subsidiaries; Organization

Awards Verification Center, Inc., a Texas corporation
Silverleaf Travel, Inc., a Texas corporation
Silverleaf Berkshires, Inc., a Texas corporation
People Really Win Sweepstakes, Inc., a Texas corporation
SLR Research, Inc., a Texas corporation
Silverleaf Finance II, Inc., a Delaware corporation
Silverleaf Finance III, LLC, a Delaware limited liability company
Silverleaf Finance IV, LLC, a Delaware limited liability company

Section 2.4 Reporting Status

None.

Section 2.34 Lock-up Agreements

Robert E. Mead
J. Richard Budd, III
James B. Francis, Jr.
Herbert B. Hirsch
Rebecca Janet Whitmore
Sharon K. Brayfield
Harry J. White, Jr.
Edward L. Lahart
Joe W. Conner
David T. O'Connor
Thomas J. Morris
Sandra G. Cearley

Exhibit A

ESCROW AGENT WIRE TRANSFER INSTRUCTIONS

Bank:

ABA No.

F/A/O

Account #:

F/C/C Customer Account #:

Account Name:

Exhibit B

FORM OF OPINION OF COUNSEL TO THE COMPANY

Capitalized terms not defined herein shall have the meaning given them in the Agreement.

1.
The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

2.
The Company has all requisite power and authority to execute, deliver, and perform its obligations under the Agreement. The execution and delivery of the Agreement by the Company and the performance of each of its obligations thereunder have been duly and validly authorized by all necessary corporate action and no further consent or authorization of the Company, its Board of Directors or its shareholders is required.

3.
Neither the execution, delivery or performance of the Agreement by the Company or any Seller nor the consummation of the transactions contemplated thereby will (i) conflict with or violate the Company’s Articles of Incorporation or bylaws, (ii) conflict with or violate any law applicable to the Company, or by which any property or asset of any of the Company is bound or affected or (iii) result in a default under the terms of any agreement to which the Company is a party and which the Company has attached as an exhibit to its reports filed with the SEC under the Exchange Act.

4.
No approvals or authorizations by, or filings or qualifications with, any governmental authority or body are required in connection with the execution, delivery and performance of the Agreement, or any other agreements or documents executed and delivered pursuant thereto by the Company or a Seller of the Shares, except such as have been duly obtained or made.

5.
The Shares transferred by the Sellers under the Agreement are, and when transferred pursuant to the terms and conditions specified in the Agreement, will be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock.

6.
The Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors’ rights generally and other general principles of equity and subject to other standard exceptions and qualifications. The shares of Common Stock transferred by the Company under the Agreement are not subject to any preemptive rights under the Company’s Articles of Incorporation or bylaws.

7.
To our knowledge, except as set forth in the SEC documents, there is no action, suit, claim, investigation or proceeding pending or threatened against the Company (i) wherein an unfavorable decision, ruling or finding would reasonable be expected to have a Material Adverse Effect or (ii) which questions the validity of the Agreement or the transactions contemplated thereby or any action taken or to be taken pursuant thereto.

8.
Subject to the accuracy of the representations and warranties of the parties to this Agreement and each of the Other Investors in the Offering and assuming that there has been no general solicitation or advertising of the shares of Common Stock to be sold under the Agreement, and in reliance upon opinions from counsel to each of the Selling Shareholders as to the availability of an exemption for each Selling Shareholder from the registration requirements of Section 5 of the Securities Act, the offer and sale of the shares of Common Stock in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act.

Exhibit C

FORM OF TRANSFER AGENT INSTRUCTIONS

SILVERLEAF RESORTS, INC.

as of May __, 2006

Mellon Investor Services, LLC
[ address ]
[ address ]
Attn:

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement, dated as of May ___, 2006 (the “Agreement”), by and among Silverleaf Resorts, Inc., a Texas corporation (the “Company”), the Sellers, and the purchasers named on the signature pages thereto (collectively, the “Holders”), pursuant to which the Sellers are selling to the Holders shares (the “Shares”) of Common Stock of the Company, par value $0.01 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue such shares of Common Stock upon transfer or resale of the Shares; and

You are hereby instructed that so long as you have previously received (a) written confirmation from the Company’s legal counsel that either (i) a registration statement covering resales of the Shares has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) sales of the Shares may be made in conformity with Rule 144 under the Securities Act (“Rule 144”) and (b) if applicable, a copy of such registration statement, then, unless otherwise required by law, within three (3) business days of your receipt of the notice referred to in (ii above), you shall issue the certificates representing the Shares so sold to the transferees registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Shares thereby and should not be subject to any stop-transfer restriction.

A form of written confirmation (to be used in connection with any sale) from the Company’s outside legal counsel that a registration statement covering resales of the Shares has been declared effective by the Commission under the Securities Act is attached hereto as Exhibit I.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Very truly yours,

SILVERLEAF RESORTS, INC.

By:  ______________________

Name:  ______________________

Title:  ______________________

Exhibit I

FORM OF NOTICE OF EFFECTIVENESS OF REGISTRATION STATEMENT

[Company Transfer Agent]
[ address ]
[ address ]

Re: Silverleaf Resorts, Inc.

Ladies and Gentlemen:

We are counsel to Silverleaf Resorts, Inc., a Texas corporation (the “Company”), and have represented the Company in connection with the Securities Purchase Agreement (the “Purchase Agreement”), dated as of May ___, 2006, entered into by and among the Company, the Sellers and the buyers named therein (collectively, the “Purchasers”) pursuant to which the Sellers sold to the Purchasers shares of the Company’s Common Stock, par value $0.01 per share (the “Common Stock”). Pursuant to the Purchase Agreement, the Company agreed to register the resale of the Common Stock (the “Registrable Securities”) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Purchase Agreement, on _________ ___, 2006, the Company filed a Registration Statement on Form S-__ (File No. 333-_________ ) (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to the Registrable Securities which names each of the Purchasers as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the Commission’s staff has advised us by telephone that the Commission has entered an order declaring the Registration Statement effective under the Securities Act at [time of effectiveness] on [date of effectiveness] and we have no knowledge, after telephonic inquiry of a member of the staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the Commission and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

This letter shall serve as our standing notice to you that the Common Stock may be freely transferred by the Purchasers pursuant to the Registration Statement so long as the Purchasers certify they have complied with the prospectus delivery requirements of the Securities Act. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the transferees of the Purchasers as contemplated by the Company’s Transfer Agent Instructions dated March      , 2006. This letter shall serve as our standing instructions with regard to this matter.

Very truly yours,

/s/ Meadows Owens Collier Reed Cousins & Blau LLP

Exhibit D

REGISTRATION STATEMENT QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information:

1.	For use in the "Selling Shareholder" section of the Registration Statement, please state your or your organization’s name exactly as it should appear in the Registration Statement (the “Holder”):

________________________________________________________________________

2.
Please provide the type and amount of securities of the Company that the Holder will own immediately after Closing, including those securities purchased by the Holder pursuant to the Securities Purchase Agreement and those Securities purchased by the Holder through other transactions:

Securities purchased pursuant to the Securities Purchase Agreement: ________________

________________________________________________________________________

Other securities beneficially owned through other transactions:_____________________

_______________________________________________________________________

3.	Has the Holder had any position, office or other material relationship within the past three years with the Company or its affiliates?

_____ Yes _____ No

If yes, please indicate the nature of any such relationships below:

_________________________________________________________

_________________________________________________________

_________________________________________________________

_________________________________________________________

4.	If the Holder is an entity, identify the individual or individuals who have sole or shared voting or investment power over the Company’s securities owned by such entity:

_________________________________________________________

5.	Is the Holder a broker-dealer? (indicate “Yes” or “No”) ____________

Is the Holder an affiliate of a broker-dealer? (indicate “Yes” or “No”)  ____________

If the answer is yes, except as set forth below, the Holder purchased the shares in the  ordinary course of business, and at the time of the purchase of the securities to be resold,  the seller had no agreements or understandings, directly or indirectly, with any person to  distribute them.

State any exceptions here:

________________________________________________________________________

________________________________________________________________________

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. The undersigned agrees to notify the Company of any changes in the foregoing information.

Dated: ______________, 2006
_________________________________

_________________________________

_________________________________
(Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)

Exhibit E

INVESTOR SUITABILITY QUESTIONNAIRE
Before any sale of Common Stock by Silverleaf Resorts, Inc can be made to you, this Questionnaire must be completed and returned to Oppenheimer & Co. Inc. Attn: Investment Banking Department, 125 Broad Street, 16th Floor., New York, NY 10004.

1.	IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A) IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)

A. INDIVIDUAL IDENTIFICATION QUESTIONS

Name_________________________________________________________
(Exact name as it should appear on stock certificate)

Residence Address_________________________________________________________

Home Telephone Number_________________________________________________________

Fax Number_________________________________________________________

Date of Birth_________________________________________________________

Social Security Number_________________________________________________________

B. IDENTIFICATION QUESTIONS FOR ENTITIES

Name_________________________________________________________
(Exact name as it will appear on stock certificate)

Address of Principal
Place of Business_________________________________________________________

State (or Country) of Formation
or Incorporation_________________________________________________________

Contact Person_________________________________________________________

Telephone Number _(__)____________________________________________________

Type of Entity
(corporation, partnership,
trust, etc.)_________________________________________________________

Was entity formed for the purpose of this investment?

Yes       No

2. DESCRIPTION OF INVESTOR

The following information is required to ascertain whether you would be deemed an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

☐	a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment

☐
private business development company as defined in Sec-tion 202(a)(22) of the Investment Advisers Act of 1940 [a U.S. venture capital fund which invests primarily through private placements in non-publicly traded secu-rities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives

☐	a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958

☐	an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act

☐
a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated person as des-cribed in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire

☐
a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity

☐	an insurance company as defined in Section 2(13) of the Securities Act of 1933

☐
an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a person who is an accredited investor and who completed Part I of this questionnaire;

☐
a charitable, religious, educational or other organiza-tion described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this invest-ment, with total assets in excess of $5,000,000

☐	an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents

☐	a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934

☐	a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees

☐
an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000

☐
an individual who reasonably expects that either your own income from all sources during the current year to exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year to exceed $300,000

☐	an individual whose net worth as of the date you purchase the securi-ties offered, together with the net worth of your spouse, be in excess of $1,000,000

☐	an entity in which all of the equity owners are accredited investors

3. BUSINESS, INVESTMENT AND EDUCATIONAL EXPERIENCE

Occupation_________________________________________________________

Number of Years_________________________________________________________

Present Employer_________________________________________________________

Position/Title_________________________________________________________

Educational Background_________________________________________________________

Frequency of prior investment (check one in each column):

	Stocks & Bonds	Venture Capital Investments
Frequently
Occasionally
Never

4. SIGNATURE

The above information is true and correct. The undersigned recognizes that the Company, its counsel, and the Selling Shareholders are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regula-tion D prom-ulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the fore-going information which may occur prior to the investment.

Executed  at ___________________, on  [_________ ___], 2006

_________________________________________________________
(Signature)

_________________________________________________________
(Title if for Entity)

Exhibit F

CERTIFICATE OF SUBSEQUENT SALE

[Company Transfer Agent]
[address and contact]

RE: Sale of Shares of Common Stock of Silverleaf Resorts, Inc. (the “Company”) pursuant to the Company’s Prospectus dated _____________ (the “Prospectus”)

Ladies and Gentlemen:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Shareholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all applicable securities laws, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Shareholder (the beneficial owner):__________________________________________

Record Holder (e.g., if held in name of nominee):______________________________________

Restricted Stock Certificate No.(s):_________________________________________________

Number of Shares Sold:__________________________________________________________

Date of Sale:__________________________________________________________________

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND.

Very truly yours,

Dated:____________________

By:_________________________________________________________

Print Name:___________________________________________________

Title:________________________________________________________